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                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK

                                                                          SHARES

(RED LION HOTELS CORPORATION LOGO)

                                                CUSIP 756764 10 6
                                  SEE REVERSE FOR STATEMENTS RELATING TO RIGHTS
                                PREFERENCES, PRIVILEGES AND RESTRICTIONS, IF ANY

                          RED LION HOTELS CORPORATION
             INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

THIS CERTIFIES THAT

is the Record Holder of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF RED LION HOTELS CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness of facsimile signatures of its duly authorized officers.

Dated: _______________________

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST
COMPANY                                 /s/ Arthur M Coffey
TRANSFER AGENT AND REGISTRAR            ----------------------------------------
                                        Arthur M Coffey
                                        PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                        DIRECTOR


BY                                      /s/ Thomas McKeirnan
   ----------------------------------   ----------------------------------------
   AUTHORIZED SIGNATURE                 Thomas McKeirnan
                                        SENIOR VICE PRESIDENT, GENERAL COUNSEL
                                        AND SECRETARY

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          THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
          REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM           - as tenants in common
     TEN ENT           - as tenants by the entireties
     JT TEN            - as joint tenants with right of survivorship and not as
                         tenants in common

     UNIF GIFT MIN ACT - ____________ Custodian ____________
                            (Cust)                 (Minor)
                         under Uniform Gifts to Minors Act ____________
                                                              (State)

     Additional abbreviations may also be used though not in the above list.

      For value received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP
                               CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________

        X
        ------------------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
        AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


---------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.